SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Definitive Proxy Statement
|X| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           SOURCE CAPITAL CORPORATION
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|_| $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
|_| $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11. |_| No fee required.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

(032796DTI)

                           SOURCE CAPITAL CORPORATION

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                                     FOR THE
                      ANNUAL MEETING OF SHAREHOLDERS TO BE
                          HELD ON MAY 26, 1999 at 3:00
                                  p.m., P.D.T.
                               Spokane, Washington


The undersigned hereby appoints ALVIN J. WOLFF, JR. and D. MICHAEL JONES, and each of them, proxies of the undersigned, with full power of substitution, to represent and vote as directed herein all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Source Capital Corporation to be held May 26, 1999, and at all adjournments or postponements thereof, with all powers the undersigned would have if personally present.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE WITH RESPECT TO MATTERS OF BUSINESS PROPERLY BEFORE THE MEETING. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTORS SET FORTH IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY BE BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

1. ELECTION OF CLASS II DIRECTORS for a three year term ending with the annual meeting of shareholders in 2002

      [ ] FOR all nominees listed below, (except as marked to the contrary)

                  Alvin J. Wolff, Jr.       Charles G. Stocker

     To withhold authority for any individual nominee, write that nominee's name on the space provided below:

--------------------------------------------------------------------------------

          [ ] WITHHOLD AUTHORITY to vote for all nominees listed above


 2. RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS FOR 1999.

                 FOR [  ]      AGAINST [  ]      ABSTAIN [  ]

 3. In their discretion, the proxies are authorized to vote upon such other business as properly may come before the meeting.

Please date and sign exactly as your name appears hereon. When signing in a representative or fiduciary capacity, please indicate title. If shares are held jointly, each holder should sign. For a corporation, the full corporation name should be signed by a duly authorized officer who should state his title. For a partnership, an authorized person should sign in the partnership name and state his title.

Date_____________________ , 1999.

________________________________            ___________________________________
Signature of Shareholder                    Signature of Shareholder

________________________________            ____________________________________
Please print name                           Please print name

               The Board of Directors recommends a Vote "For" all
             nominees named in proposal No. 1 and For proposal No. 2

        IF YOU PLAN TO ATTEND THE MEETING IN PERSON PLEASE CHECK HERE [ ]

                           SOURCE CAPITAL CORPORATION
                             1825 N. Hutchinson Road
                               Spokane, Washington
                                   ----------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  May 26, 1999
                                   ----------
                                                             Spokane, Washington
                                                                  April 14, 1999
To the Shareholders:

NOTICE is hereby given that the Annual Meeting of the Shareholders of SOURCE CAPITAL CORPORATION will be held at the Double Tree Hotel Spokane City Center, 322 North Spokane Falls Ct., Spokane, Washington on the 26th day of May 1999, at 3 o'clock p.m. P.D.T. for the following purposes as further described in the attached Proxy Statement:

1. To elect two Class II Directors, for a three-year term ending at the annual meeting of the shareholders in 2002.

2. To ratify the appointment of BDO SEIDMAN, LLP as independent auditors.

3. To transact such business as may properly come before the meeting or any adjournment thereof.


The Board of Directors has fixed the close of business on April 13, 1999 for the determination of shareholders entitled to notice of and to vote at such meeting and any adjournment thereof.

Please mark the box "Plan to attend" on the Proxy card if you plan to attend the meeting in person.

                                   By Order of the Board of Directors


                                   Alvin J. Wolff, Jr., Chairman

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ADDRESSED ENVELOPE FOR WHICH NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THIS WILL ASSURE YOUR REPRESENTATION IN THE QUORUM FOR THE TRANSACTION OF BUSINESS AT THE ANNUAL MEETING. YOUR PROXY WILL BE REVOCABLE, EITHER IN WRITING OR BY VOTING IN PERSON AT THE ANNUAL MEETING, AT ANY TIME PRIOR TO ITS EXERCISE.

IF THE REQUIRED NUMBER OF VOTES TO DECIDE THE ISSUES AT THE ANNUAL MEETING ARE NOT PRESENT IN PERSON OR BY PROXY, THE MEETING MAY BE ADJOURNED OR POSTPONED AND RESCHEDULED FOR A LATER DATE THUS REQUIRING THE COMPANY TO INCUR ADDITIONAL EXPENSE. THEREFORE, PLEASE RETURN YOUR PROXY PROMPTLY.

                           SOURCE CAPITAL CORPORATION
                             1825 N. Hutchinson Road
                            Spokane, Washington 99212
                                   ----------
                                 PROXY STATEMENT
                         Annual Meeting of Shareholders
                                  to be held on
                                  May 26, 1999
                                   ----------

Persons Making the Solicitation

The accompanying proxy is solicited by the Board of Directors of Source Capital Corporation, a Washington Corporation (the "Company"), in connection with the Annual Meeting of the Shareholders to be held on May 26, 1999 (the "Annual meeting"), or any adjournment or postponement thereof. The Form 10-KSB Annual Report of the Company for the year ended December 31, 1998, has been mailed to shareholders prior to or together with the mailing of this Proxy Statement. The cost of preparing, assembling and mailing this Proxy Statement and each accompanying proxy is to be borne by the Company. The Company may, upon request, reimburse the transfer agent, brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding proxy material to such beneficial owners. If it becomes necessary to make a second distribution of proxy cards and reminder notices to brokers and nominees of shareholders and/or to shareholders, there will be additional charges which will be paid by the Company. Directors, officers and regular employees of the Company (for no additional compensation) may solicit proxies personally or by telephone, telecopy or telegram from some shareholders. The approximate date on which this Proxy Statement and accompanying form of proxy are first being sent to shareholders is April 19, 1999.

Voting Securities; Quorum; Abstentions; Broker Non-Votes

The Board of Directors has fixed the close of business on April 13, 1999, as the record date for determination of the shareholders entitled to notice of, and to vote at the Annual Meeting (the "Record Date"). The holders of a majority of the issued and outstanding Common Stock of the Company and entitled to vote in person or by proxy, will constitute a quorum.

The Company has one Class of capital stock outstanding which consists of Common Stock, no par value ("Common Stock"). As of April 13, 1999, 1,360,279 shares of Common Stock were issued and outstanding. Each share of Common Stock is entitled to one vote. There are no cumulative voting rights for the election of directors. The nominees for election as Directors who receive the highest number of votes will be elected Directors. The ratification of the Board of Director's appointment of auditors will require the affirmative vote of the majority of the votes cast on the proposal.

The indication of an abstention on a proxy or the failure to vote either by proxy or in person will be treated as neither a vote "for" nor "against" the election of any director. Shares held by brokers or nominees for the accounts of others, as to which voting instructions have not been given, will be treated as shares that are present for determining a quorum, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. Brokers and nominees, under applicable law, may vote, in their discretion, shares for which no instructions have been given.

Revocability of Proxy

The giving of a proxy does not preclude the right to vote in person, should the person giving the proxy so desire. Shareholders may revoke a proxy by written notice to the Secretary of the Company or by giving notice of revocation at the annual meeting of shareholders or at any time prior thereto. A proxy is not revoked by the death or incompetency of the maker unless, before the authority granted thereunder is exercised, written notice of such death or incompetency is received by the Company from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy. Shares represented by a properly executed proxy in the accompanying form will be voted at the meeting and, where instructions have been given by the shareholder, will be voted in accordance with such instructions. The proxy may be revoked at any time before its exercise by sending written notice of revocation to the Secretary of the Company at or prior to the Annual Meeting, or by signing and delivering another proxy dated as of a later date.

Security Ownership of Certain Beneficial Owners.

The following table sets forth as of April 13, 1999, information relating to the beneficial ownership of the Company's Common Stock by each person known to the Company to be the beneficial owner of more than five percent (5%) of any class of voting securities of the Company.


                                                              Common Stock
                                                              ------------
         Name                                  Title              Number of            Percent of
         of Beneficial Owner                   Class              Shares               Outstanding  Shares
         -------------------                   -----              ------               -----------  ------

         Alvin J. Wolff, Jr.                Common stock          186,510  [1]             13.55%
         1825 N. Hutchinson Rd.
         Spokane, WA 99212

         Miller & Jacobs Capital, L.L.C.
         1 Aldwin Center
         Suite 101
         Villanova, PA 19085                Common stock          147,843  [2]              9.95%

         Franklyn Mutual Advisers
         51 John F. Kennedy Pkwy
         Short Hills, NJ 07078              Common stock          174,781  [3]             11.39%

         Heartland Value Plus Fund
         790 N. Milwaukee Street
         Milwaukee, WI 53202                Common stock          174,781  [4]             11.39%


[1] Includes outstanding options to purchase 16,000 shares of Common Stock which were exercisable as of April 13, 1999 or within 60 days from such date and 1,260 shares of Common Stock owned by Mr. Wolff's wife. Excludes 56,990 shares of Common Stock held by Mr. Wolff's father and 4,623 shares of Common Stock held by Mr. Wolff's adult children as to which Alvin J. Wolff Jr. disclaims beneficial ownership.

[2] Includes 124,843 shares of Common Stock which may be acquired upon conversion of $1,000,000 of the Company's Convertible Subordinated Debentures beneficially owned by Miller & Jacobs Capital, LLC.

[3] Includes 174,781 shares of Common Stock which may be acquired upon conversion of $1,400,000 of the Company's Convertible Subordinated Debentures.

[4] Includes 174,781 shares of Common Stock which may be acquired upon conversion of $1,400,000 of the Company's Convertible Subordinated Debentures.

Security Ownership of Directors and Executive Officers.

The following table sets forth as of April 13, 1999 information relating to the beneficial ownership of the Company's Common Stock, by each director, by those executive officers listed in the Summary Compensation Table and by all directors and executive officers as a group. Unless otherwise indicated, all persons named as beneficial owners of the Common Stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned. The address for each of the persons listed below, unless otherwise noted, is 1825 N. Hutchinson Road, Spokane, Washington, 99212.



                                                        Common Stock
                                                        ------------

         Name                                  Title              Number of            Percent of
         of Beneficial Owner                   Class              Shares               Outstanding  Shares
         -------------------                   -----              ------               -----------  ------
         Alvin J. Wolff, Jr.                Common stock          186,510  [1]             13.55%

         Clarence H. Barnes                 Common stock           14,130  [4]              1.03%


                                       2



         John Frucci                        Common stock           11,272  [5]              *

         Charles Stocker                    Common stock            8,785  [4]              *

         Daniel Nelson                      Common stock            4,000  [2]              *

         Robert E. Lee                      Common stock            7,300  [3]              *

         D. Michael Jones                   Common stock           52,500  [7]              3.76%

         James L. Kirschbaum                Common stock           29,700  [6]              2.14%

         Lester L. Clark                    Common stock           26,311  [8]              1.91%

         All directors and
         officers as a group
           (10 persons)                     Common stock          340,508                  22.93%
         --------------
         * Less than 1%



[1] Includes outstanding options to purchase 16,000 shares of Common Stock which were exercisable as of April 13, 1999 or within 60 days from such date and 1,260 shares of Common Stock owned by Mr. Wolff's wife. Excludes 56,990 shares of Common Stock held by Mr. Wolff's father and 4,623 shares of Common Stock held by Mr. Wolff's adult children as to which Alvin J. Wolff Jr. disclaims beneficial ownership.

[2] Includes outstanding options to purchase 3,000 shares of Common Stock which were exercisable as of April 13, 1999 or within 60 days from such date.

[3] Includes outstanding options to purchase 6,300 shares of Common Stock which were exercisable as of April 13, 1999 or within 60 days from such date.

[4] Includes outstanding options to purchase 7,300 shares of Common Stock which were exercisable as of April 13, 1999 or within 60 days from such date.

[5] Includes options to purchase 10,300 shares of Common Stock which were exercisable as of April 13, 1999 or within 60 days from such date.

[6] Includes outstanding options to purchase 24,500 shares of Common stock which were exercisable as of April 13, 1999 or within 60 days from such date.

[7] Includes outstanding options to purchase 37,500 shares of Common stock which were exercisable as of April 13, 1999 or within 60 days from such date.

[8] Includes outstanding options to purchase 20,000 shares of Common Stock which were exercisable as of April 13, 1999 or within 60 days from such date. Excludes 5,717 shares of Common Stock held by Mr. Clark's parents and 400 shares of Common Stock held by Mr. Clark's adult children as to which Lester L. Clark disclaims beneficial ownership.

Proposal No. 1: ELECTION OF DIRECTORS

Nominees
The Board of Directors currently consists of eight Directors who are divided into three classes. The members of each class serve three-year terms, with one class elected annually. The Board of Directors has nominated the two individuals listed below for election as Class II Directors to serve terms of three years ending at the Annual Meeting of Shareholders in 2002 or until their respective successors have been duly elected and qualified. The nominees are:

                                            Alvin J. Wolff, Jr.

                                            Charles G. Stocker

The Company has no reason to believe that any of the nominees will be unable to serve. Should any nominee become unwilling or unable to serve as a Director for any reason, the Board of Directors shall designate a substitute nominee. Unless instructions to the contrary are specified in the Proxy, it is intended that the Proxies will be voted in favor of the two persons who have been nominated by the Board of Directors.


              The Board of Directors recommends a vote FOR the election of the Nominees named above.

Board of Directors of Source Capital Corporation

The following tables set forth information concerning the Company's Board of
Directors:


         Class I directors whose present term of office will continue after the Annual Meeting of shareholders and whose term of office will expire at the 2001 annual meeting of shareholders are as follows:


                                    Company
                                    Director
Name                       Age      Since            Principal Occupation
____________________________________________________________________________________________ CLASS I DIRECTORS
John A Frucci              64       1991             Retired  from  Central  Valley  School  District,  Mr.  Frucci currently  manages  his  personal  investments  which  include apartment complexes, condominiums and duplexes.

Daniel R. Nelson           60       1998             Mr.  Nelson was Chairman and Chief  Executive  Officer of West
                                                     One Bancorp from 1986 until  December  1995 and  President and
                                                     Chief  Operating  Officer of U.S.  Bancorp from  December 1995 until  December  1996.  Mr.  Nelson  is  currently  a  private investor.


         Class II directors whose present term of office expires at the 1999
         Annual Meeting of shareholders and if elected, whose term will expire in 2002 at the 2002 annual meeting of shareholders are as follows:

                                    Company
                                    Director
 Name                      Age      Since            Principal occupation
 ___________________________________________________________________________________________CLASS II DIRECTORS

Alvin J. Wolff, Jr.        50       1991             President  of the Company  from May 1989 to January  1996 when he  was  elected  Chairman  of  the  Board.  Mr.  Wolff  was a director  of the  Bank  of  Spokane  from  1981  to  1986  and
                                                     Chairman  of the Board from 1986 to 1989.  Mr.  Wolff has been the  Chairman of Alvin J.  Wolff,  Inc.,  a real estate  firm, since  1976.  He  also  serves  as  a  Director  of  Northwest
                                                     Ventures  Associates,  Inc.,  the  manager of venture  capital investment funds.

Charles G. Stocker         61       1991             Retired as  Superintendent  of East  Valley  School  District.
                                                     Mr.  Stocker  is  currently  employed  part time in  community
                                                     relations  with  Inland  Power  and  Light,   serves  as  Vice
                                                     President  of Valley  Hospital  and  Medical  Center  Advisory
                                                     Board  and Vice  President  of the Board of  Directors  Empire
                                                     Health Services.

                                       4




             Class III directors whose present term of office will continue after the Annual Meeting of shareholders and
                                    will expire at the annual meeting of shareholders in 2000 are as follows:

                                    Company
                                    Director
 Name                      Age      Since             Principal occupation
 ___________________________________________________________________________________________CLASS III DIRECTORS

Clarence H. Barnes         57       1991             Dean of the School of Business  Administration  and  Professor
                                                     of  Economics  at  Gonzaga  University;   Director  of  Brooks
                                                     Manufacturing  Cincinnati,   Ohio  and  Thomas  Hammer  Coffee
                                                     Company Inc., Spokane, Washington.

Robert E. Lee              63       1996             Executive   Director   Emeritus  of  the  Denver   Foundation.
                                                     Chairman  of the Board and Chief  Executive  Officer  of First
                                                     Interstate  Bank of  Denver  from 1980 to 1989.  Mr.  Lee is a
                                                     director  of  ING  North  American   Insurance  Inc,   Storage
                                                     Technology  Corporation,  Meredith  Corporation  and a trustee of Financial Investors Trust mutual fund.

D.  Michael Jones          56       1996             President and Chief  Executive  Officer of the Company,  since
                                                     January 1996.  President of West One Bancorp  headquartered in
                                                     Boise, Idaho from 1987 through 1995.


There are no family relationships between the directors and executive officers. Mr. Lee is a director of ING North American Insurance Inc, Storage Technology Corporation, Meredith Corporation and a trustee of Financial Investors Trust mutual fund. Each of these companies has a class of securities registered under
Section 12 of the Securities Exchange Act of 1934.

Executive Officers

In addition to Mr. Wolff and Mr. Jones, each described above, the executive officers of the Company are James L. Kirschbaum and Lester L. Clark. Mr. Kirschbaum has held his office for 5 years and Mr. Clark has held his position for the past 12 years.

JAMES L. KIRSCHBAUM Mr. Kirschbaum, 58, has served as Executive Vice-President, of Source Capital since June of 1994. During 1993 and 1994, he was Managing Director, Corporate Operations, of Insignia Financial Group Inc. of Greenville, South Carolina. From 1991 to 1993 Mr. Kirschbaum was President and Chief Executive Officer with Security Properties Investments Inc., Seattle, Washington. Mr. Kirschbaum has over 25 years experience in the Banking industry including, Executive Vice President and Manager, Commercial Real Estate Group of Seafirst Bank, Seattle, Washington.

LESTER L. CLARK Mr. Clark, 56, a certified public accountant, has served as Chief Financial Officer of Source Capital for the past twelve years. Prior to 1987, Mr. Clark served as Chief Financial Officer for various financial services organizations. In 1991 Mr. Clark was elected Vice President and Treasurer; and in 1994 was appointed Secretary of the Corporation.

RONALD E. SCHUTZ Although not an executive officer of Source Capital Corporation Mr. Schutz, 49, has served as President of the Company's wholly owned subsidiary (Source Capital Leasing Co.) since October 1997. Prior to joining the Company in March, 1997, Mr. Schutz served as President & Chief Executive Officer of USB Leasing, Inc. a subsidiary of United Security Bancorporation. Mr. Schutz has a total of 25 years experience in equipment leasing, commercial banking and small business capital formation. Mr. Schutz's career includes a total of 15 years of commercial banking experience with Rainier National Bank and First Interstate Bank where he served as Vice President of both First Interstate Bank of Washington, N.A. and First Interstate Leasing, Inc.

Proposal No. 2: RATIFICATION OF APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT
                AUDITORS

Subject to shareholder ratification, the Board of Directors, has reappointed the firm of BDO Seidman, LLP, as independent auditors to make an examination of the accounts of the Company for the year 1999. BDO Seidman, LLP has served as independent auditors for the Company since 1998.

On June 30, 1998, PricewaterhouseCoopers, LLP resigned as the auditors of Source Capital Corporation citing lack of independence. The resignation was approved by the audit committee of the Board of Directors of the Company.

During the two fiscal years ended December 31, 1997 and 1996 and all subsequent interim periods preceding the independent accountant's resignation, (i) there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to its satisfaction would have caused it to make reference in connection with its report to the subject matter of the disagreement, and (ii) PricewaterhouseCoopers has not advised the Company of any reportable events as defined in paragraph (A) through (D) of regulation S-K item 304(a) (1) (v). The accountant's report of PricewaterhouseCoopers on the consolidated financial statements for the years ended December 31, 1997 and 1996 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The accountant's report on the consolidated financial statements of the Company for the year ended December 31, 1997 has been withdrawn due to lack of independence.

On February 2, 1998, Mr. Bruce Bowdish left his position as PricewaterhouseCoopers senior auditor to become the controller of the Company. At the time, Mr. Bowdish had a personal relationship with the PricewaterhouseCoopers audit manager assigned to the audit of the Company. The audit manager and Mr. Bowdish were ultimately married on June 24, 1998. While he was employed by PricewaterhouseCoopers, Mr. Bowdish was not involved in the Company's audit. Based on these facts PricewaterhouseCoopers determined that it was not independent and should resign and withdraw its report on the consolidated financial statements of the Company for the year ended December 31, 1997.

On July 27, 1998 Source Capital Corporation engaged the services of BDO Seidman, LLP as the Company's auditors of record. Subsequent to the engagement, BDO Seidman, LLP re-audited the financial statements of the Company for the year ended December 31, 1997. There were no changes to the 1997 results previously reported.

One or more representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting, and will have an opportunity to make a statement if they desire to do so and will be available to respond to questions.

          The Board of Directors recommends a vote FOR Proposal No. 2.

Proposal No. 3: TO TRANSACT SUCH BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL
                MEETING OR ANY ADJOURNMENT THEREOF

At the date of this proxy statement, the Board of Directors knows of no other matters which will be presented for consideration at the Annual Meeting. However, if any such other matters are properly presented for action at the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxy in accordance with their judgment on such matters, and discretionary authority to do so is granted in the form of proxy.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors Meetings

The Board of Directors held seven meetings during the fiscal year ended December 31, 1998. During 1998 no director attended fewer than 75% of the aggregate of
(1) the total number of meetings of the Board of Directors held during the period for which he was a director and (2) the total number of meetings held by all Committees of the Board on which he served. The numbers of meetings of each Committee of the Board are described below.

Committees

The Company has a Compensation Committee, Executive Committee, Loan Committee, and an Audit Committee, all of which are comprised of members of the Board of Directors.

Compensation Committee

The Compensation Committee, which held one meeting in 1998, reviews and makes recommendations to the Board of Directors concerning the employment contract of the Company's chief executive officer, reviews compensation of the other executive officers as proposed by the chief executive officer and reviews salaries and benefit plans related to all employees. The Committee administers stock option plans of the Company. The Compensation Committee consists of two non-employee directors and one employee director, who are Dr. Barnes, Mr. Stocker and Mr. Wolff

Executive Committee

The Executive Committee, which held no meetings in 1998, attends to matters which require input from the directors but which do not require board approval. The Executive Committee consists of four directors, who are Dr. Barnes, Mr. Jones, Mr. Stocker, and Mr. Wolff.

Loan Committee

The Loan Committee, which held no meetings in 1998, consists of four directors, who are Mr. Frucci, Mr. Lee, Mr. Nelson and Mr. Wolff. The purpose of the Loan Committee is to review and approve or decline any loan exceeding $2,500,000 which has been approved by the Officers' loan committee. Three directors are required for a quorum at any loan committee meeting.

Audit Committee

The Audit Committee, which held two meetings in 1998, consists of three directors, who are Mr. Frucci, Mr. Lee and Mr. Nelson. The purpose of the committee is to meet with the Company's auditors to plan the current year's audit, review past and proposed audit fees, review the completed financial statements and meet with the Company's auditors to review areas of operations which the auditors believe require the attention of management.

COMPENSATION OF MANAGEMENT

Director Compensation

During 1998, each director, other than Mr. Wolff and Mr. Jones, received an annual retainer in the amount of $2,500 and received a fee of $500 for each board and committee meeting attended.

Executive Officer Compensation

The following Summary Compensation Table sets forth compensation paid by the Company for services rendered for the years ended December 31, 1998, 1997, and 1996, with respect to the Chief Executive Officer and each of the highest paid executive officers of the Company whose aggregate cash compensation in fiscal 1998 exceeded $100,000:


                                                   Annual Compensation                  Long-Term Compensation
                                                   -------------------                  ----------------------
     Name and                                                                                  Securities
     Principal Position               Year                Salary ($)          Bonus ($)        Underlying Options
     ------------------               ----                ----------          ---------        ------------------
     Alvin J. Wolff, Jr.              1998                113,052 [1]                                3,000
     Chairman of the Board            1997                109,542 [1]
                                      1996                103,000 [1]

     D. Michael Jones                 1998                152,724 [2]          70,844 [2]           17,500
     President and                    1997                143,266 [2]         163,814 [2]
     Chief Executive Officer          1996                134,043 [2]          47,057 [2]           40,000

     James L. Kirschbaum              1998                154,317.[3]          14,000 [3]            6,000
     Executive Vice President         1997                147,243 [3]
                                      1996                133,082 [3]          15,000 [3]            7,500



 [1] For 1996 and 1997, Mr. Wolff elected to defer his salary and bonus into a trust fund. During 1997 Mr. Wolff took unpaid leaves of absence which reduced his salary below the contracted amount.

[2] Mr. Jones elected to forego his bonus which would have been accrued and partially paid in 1998. The bonus reflected in Mr. Jones 1998 compensation was accrued in 1997 and paid in 1998. Mr. Jones' salary includes the Company's matching amounts under the Company's 401(K) plan.
                                       7

[3] Mr. Kirschbaum's salary includes the Company's matching amounts under the Company's 401(k) plan.

                        Option Grants in Last Fiscal Year
                                Individual Grants
                                -----------------

                         Number of          % of Total
                         Securities         Options
                         Underlying         Granted to                                  Market Price
                         Options            Employees in           Exercise or Base     on Date of       Expiration
Name                     Granted (#)        Fiscal Year            Price ($/Sh)         Grant ($/sh)        Date
----                     -----------        -----------            ------------         ------------        ----
D. Michael Jones           17,500               24%                    $6.54                 $6.54         01/20/08

James L. Kirschbaum         6,000                8%                     6.54                  6.54         01/20/08



                     AGGREGATED YEAR END STOCK OPTION VALUES

                                      Number of Securities
                                 Underlying unexercised options     Value of unexercised in-the-money stock options
         Name                     Exercisable     Unexercisable             Exercisable          Unexercisable
         ----                     -----------     -------------             -----------          -------------

         Alvin J. Wolff, Jr.         3,000              -                     $    789                  -
         D. Michael Jones           10,000              -                          630                  -
         James L. Kirschbaum         6,000              -                        1,578                  -


Stock Options

The Company has in effect three stock option plans for non-employee directors, key employees and employees. The three plans provide for the granting of options to purchase up to 264,000 shares of common stock having terms of up to ten years. Under the Directors Stock Option Plan (the "Directors Plan"), non-employee directors receive an annual grant of an option to purchase 1,000 shares of the Company's Common Stock at fair market value not to exceed $10.00 per share. Under the Directors Plan, directors are also entitled to receive a grant of an option to purchase an additional 1,000 shares if the Company's pre-tax income for the fiscal year exceeds 110 percent of the pre-tax income for the prior fiscal year immediately preceding, and an option to purchase an additional 1,000 shares if the pre-tax income for the fiscal year exceeds 115 percent of the pre-tax income for the fiscal year immediately preceding. The exercise price for the additional incentive stock options is 85 percent of the fair market value of the common stock as defined under the Directors Plan. The maximum annual grant to an eligible participant in any one fiscal year of the Company under the Directors Plan shall not exceed 3,000 shares. The plan for key employees (the "Key Employee Plan") is administered by the Compensation Committee of the Board of Directors which has discretionary authority to grant options to eligible participants. The plan for non-director non-officer employees (the "Employee Plan") is administered by the Compensation Committee of the Board of Directors of the Company which has discretionary authority to grant options to eligible participants.

The Key Employee Plan authorizes the granting of incentive stock options, nonqualified stock options, and stock appreciation rights. The total number of shares which may be granted under the Key Employee Plan will be subject to adjustment for stock splits and similar events. Options that are forfeited or terminated will again be available for grant. Shares may be authorized but unissued, currently held or reacquired shares.

The Key Employee Plan provides that the option price per share for incentive stock options will not be less than 100% of the fair market value per share on the date the option is granted and that the option price per share for nonqualified stock options will be determined at the time of grant by the Committee. The grant of options vest 40% after one year, an additional 30% after two years, and a final 30% after three years. If an eligible officer or employee is terminated because of fraud, dishonesty, embezzlement or breach of fiduciary acts, all unexercised options are canceled and declared null and void.

Employment Contracts

Effective January 1, 1995, the Company entered into a five-year year employment contract with Mr. Wolff, which was amended on January 29, 1996. The contract as amended, provides for a base salary of $100,000 with annual cost of living adjustments, and an automobile allowance.

Effective January 20, 1996 the Company entered into a five-year employment agreement with D. Michael Jones. Under the contract Mr. Jones is to serve as President and Chief Executive Officer of the Company. Mr. Jones' salary under the contract is $140,000 per year adjusted annually for cost of living increases. Mr. Jones is entitled to receive a bonus each year equal to 10% of the net income of the Company (as defined in the employment agreement). Mr. Jones received stock options to purchase 30,000 share of common stock. In addition to the foregoing Mr. Jones receives an auto allowance and such other employee benefits as are provided by the Company.

REPORT OF THE COMPENSATION COMMITTEE

The compensation committee of the Board of Directors (the "Committee") administers compensation programs, makes awards of stock options and makes recommendations to the Board of Directors with respect to the salary of the Company's chief executive officer and directors. Compensation consists of a combination of base salary, cash bonus awards and option grants under the Company's 1994 Stock Option Plans. The Committee is comprised of two non-employee directors, and one employee director.

Compensation Policy

In determining the compensation for the chief executive officer, the Committee endeavors to structure compensation so as to:

         * Attract and retain a highly qualified officer by maintaining competitive compensation packages;

         * Motivating the officer to achieve and maintain superior performance levels;

         * Making a significant portion of the officer's total compensation package at risk in performance driven incentive plans and creation of shareholder value.

The Committee believes that the total compensation for the chief executive officer should be competitive with compensation paid by businesses of similar size and market position to the Company so that the Company can attract and retain qualified officers.

The Committee sets compensation for the chief executive officer by contract. The chief executive officer sets base salary levels for the other officers and employees based primarily on the performance of each officer for the previous year. The evaluations consist of quantitative assessments of attainment of previously established financial and business goals and key performance indicators, including return on equity and operating efficiency. Evaluations also review the experience and contribution of the officer and employee, based on an assessment of each officer and employee's skills, judgment and corporate priorities.

Each year, bonuses for executive officers are based on the Company's achievement of established business goals and each individual officer's contribution to those goals.

Stock Options. Awards of stock options and stock appreciation rights ("SARs") under the Company's stock options plans are designed to provide long-term incentives for senior management and to more closely tie the long-term interests of the Company's executive officers and its shareholders. The Committee selects the officers, if any, to receive stock options and/or SARs and determines the number of shares subject to each option. The size of individual option grants is generally intended to reflect an officer's position within the Company and the officers performance and contributions to the Company.

CEO Compensation. During 1998, the Company's most highly compensated officer was
D. Michael Jones, President and CEO. A substantial portion Mr. Jones annual compensation is based on the achievement of financial goals. In addition to leading the Company through another financially successful year, the committee believes Mr. Jones has strengthened the Company's competitive position.

CERTAIN TRANSACTIONS BY AND WITH MANAGEMENT

In March 1996 the Company entered into a five-year lease for its headquarters in a new Class A building owned by a partnership comprised of the adult children of Alvin J. Wolff, Jr. The lease payments are scheduled at $16.00 per foot per year and are subject to annual cost of living adjustments. Based on the number of square feet occupied by it, the Company paid $98,056 in the year ended December

31, 1998. The Company anticipates expanding the amount of space it occupies during 1999. As a consequence, the Company expects to pay in excess of $100,000 as rental during 1999 under the existing lease agreement and the new lease agreement for additional space if any.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons owning more than ten percent of a registered class of the Company's securities to file with the United States Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors, and greater- than-ten-percent shareholders are required by Securities and Exchange Commission's regulations to furnish the Company with copies of all
Section 16(a) forms filed by them.

To the Company's knowledge, based solely on its review of copies of reports furnished to the company and written representations that no other reports were required, the Company believes that during fiscal year ended December 31, 1998, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 were satisfied.

1999 ANNUAL MEETING SHAREHOLDER PROPOSALS

It is presently anticipated that the next annual meeting of shareholders will be held on May 24, 2000. In order for any shareholder proposal to be considered for inclusion in the proxy materials of the Company for that meeting, proposals of shareholders must otherwise be in compliance with applicable Securities and Exchange Commission Regulations and be received by the Company on or before December 15, 1999.

ADDITIONAL INFORMATION

Copies of the Company's annual report on Form 10-KSB, filed with the Securities and Exchange Commission, including financial statements and financial statement schedules, have been mailed to shareholders of the Company herewith. Additional copies are available without charge upon request. Requests should be addressed to the Secretary, Source Capital Corporation, 1825 N. Hutchinson Road, P.O. Box 141146, Spokane, Washington 99214-1142.